                                                                    EXHIBIT 3.44


                                     BYLAWS

                                       OF

                     PSYCHIATRIC MANAGEMENT RESOURCES, INC.

                            A CALIFORNIA CORPORATION

                     PSYCHIATRIC MANAGEMENT RESOURCES, INC.

                                Table of Contents


                                                                                                               Page

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ARTICLE I            OFFICES .....................................................................................1

   Section 1.        Principal Offices............................................................................1

   Section 2.        Other Offices................................................................................1

ARTICLE II           SHAREHOLDER MEETINGS.........................................................................1

   Section 1.        Place of Meetings............................................................................1

   Section 2.        Annual Meetings..............................................................................1

   Section 3.        Special Meeting..............................................................................2

   Section 4.        Notice of Meeting............................................................................2

   Section 5.        Waiver of Consent to Shareholder Meeting.....................................................3

   Section 6.        Adjourned Meeting and Notice Thereof.........................................................4

   Section 7.        Shareholders Acting Without A Meeting........................................................4

      A.       In General.........................................................................................4

      B.       Election of Directors..............................................................................4

      C.       Notice Requirements................................................................................4

      D.       Revocation of Consent..............................................................................5

   Section 8.        Quorum.......................................................................................5

   Section 9.        Voting.......................................................................................5

   Section 10.       Record Date for Shareholder Notice, Voting,
                     and Giving Consents..........................................................................6

   Section 11.       Proxies......................................................................................7

   Section 12.       Organization.................................................................................7


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
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   Section 13.       Inspectors of Election.......................................................................8

ARTICLE III          DIRECTORS: MANAGEMENT........................................................................8

   Section 1.        Powers.......................................................................................8

   Section 2.        Number and Qualification of Directors........................................................9

   Section 3.        Election and Tenure of Office................................................................9

   Section 4.        Vacancies....................................................................................9

   Section 5.        Removal of Directors........................................................................10

   Section 6.        Place and Manner of Meetings................................................................10

   Section 7.        Annual Meeting..............................................................................10

   Section 8.        Other Regular Meetings......................................................................11

   Section 9.        Special Meetings............................................................................11

   Section 10.       Waiver of Notice............................................................................11

   Section 11.       Sole Director Provided by Articles of Incorporation.........................................11

   Section 12.       Directors Acting by Unanimous Written Consent...............................................12

   Section 13.       Quorum......................................................................................12

   Section 14.       Adjournment.................................................................................12

   Section 15.       Compensation of Directors...................................................................12

ARTICLE IV           COMMITTEES..................................................................................13

   Section 1.        Committees of Directors.....................................................................13

   Section 2.        Meetings and Action of Committees...........................................................13

ARTICLE V            OFFICERS....................................................................................14

   Section 1.        Officers....................................................................................14

   Section 2.        Election....................................................................................14

   Section 3.        Subordinate Officers........................................................................14


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   Section 4.        Removal and Resignation of Officers.........................................................14

   Section 5.        Vacancies...................................................................................15

   Section 6.        Chairman of the Board.......................................................................15

   Section 7.        President/Chief Executive Officer...........................................................15

   Section 8.        Vice President..............................................................................15

   Section 9.        Secretary...................................................................................16

   Section 10.       Chief Financial Officer.....................................................................16

ARTICLE VI           INDEMNIFICATION OF DIRECTORS,  OFFICERS,
                     EMPLOYEES AND OTHER AGENTS..................................................................17

   Section 1.        Right to Indemnification....................................................................17

   Section 2.        Right of Claimant to Bring Suit.............................................................18

   Section 3.        Non-Exclusivity of Rights...................................................................18

   Section 4.        Insurance...................................................................................18

ARTICLE VII          PAYMENTS OR LOANS MADE TO  OFFICERS,
                     DIRECTORS OR OTHER EMPLOYEES................................................................19

   Section 1.        Authority to Loan...........................................................................19

   Section 2.        Reimbursement to Corporation of Amounts Disallowed
                     by Internal Revenue Service ................................................................19

   Section 3.        Duty to Enforce Payment.....................................................................19

ARTICLE VIII         CORPORATE RECORDS AND REPORTS...............................................................19

   Section 1.        Records.....................................................................................19

   Section 2.        Inspection of Books and Records.............................................................20

   Section 3.        Certification and Inspection of Bylaws......................................................20

   Section 4.        Checks, Drafts, Etc.........................................................................20

   Section 5.        Authority to Execute Contracts..............................................................20

   Section 6.        Annual Report to Shareholders...............................................................20

   Section 7.        Financial Statements........................................................................20

   Section 8.        Annual Statement of General Information.....................................................21

ARTICLE IX           CERTIFICATES AND TRANSFER OF SHARES.........................................................21

   Section 1.        Certificates for Shares.....................................................................21

   Section 2.        Transfer on the Books.......................................................................22

   Section 3.        Lost Certificates...........................................................................22

   Section 4.        Transfer Agents and Registrars..............................................................22

   Section 5.        Closing Stock Transfer Books................................................................22

   Section 6.        Legend Condition............................................................................22

ARTICLE X            AMENDMENTS TO BYLAWS........................................................................23

   Section 1.        By Shareholders.............................................................................23

   Section 2.        Powers of Directors.........................................................................23

   Section 3.        Record of Amendments........................................................................23

ARTICLE XI           MISCELLANEOUS...............................................................................23

   Section 1.        Construction and Definitions................................................................23

   Section 2.        Representation of Shares of Other Corporations..............................................24

   Section 3.        Seal........................................................................................24

                                     BYLAWS

                                       OF

                     PSYCHIATRIC MANAGEMENT RESOURCES, INC.

                            A California Corporation

                                    ARTICLE I

                                     OFFICES

         Section 1. Principal Offices.

         The Board of Directors shall fix the location of the principal executive office of the Corporation at any place within or outside the State of California. If the principal executive office is located outside this state, and the Corporation has one or more business offices in this state, the Board of Directors shall fix and designate a principal business office in the State of California.

         Section 2. Other Offices.

         The Board of Directors may at any time establish branch or subordinate offices at any place or places where the Corporation is qualified to do business.

                                   ARTICLE II

                              SHAREHOLDER MEETINGS

         Section 1. Place of Meetings.

         All meetings of the Shareholders shall be held at the office of the Corporation, in the State of California, or at some other appropriate and convenient location within or outside the State of California as may be designated for that purpose from time to time by the Board of Directors.

         Section 2. Annual Meetings.

         The annual meeting of the Shareholders shall be held, each year, at the time and on the day following:

         Time of Meeting: 4:00 p.m.

         Date of Meeting: First Tuesday in December or at such other date and time as may be fixed by the Board of Directors; provided however, that such date shall not be later than fifteen (15) months after (i) the organization of the Corporation, or (ii) the last annual meeting of Shareholders. If this day shall be a legal holiday, then the meeting shall be held on the next succeeding business day, at the same hour. At the annual meeting, the Shareholders shall elect a Board of Directors, consider reports of the affairs of the Corporation and transact such other business as may properly be brought before the meeting.

         Section 3. Special Meeting.

         A special meeting of the Shareholders may be called at any time by the Board of Directors, or by the Chairman of the Board, or by the President, or by one or more Shareholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting.

         Upon request in writing to the Chairman of the Board, the President, any Vice President or the Secretary by any person (other than the Board) entitled to call a special meeting of Shareholders, the Officer forthwith shall cause notice to be given to the Shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person entitled to call the meeting may give the notice or apply to the Superior Court to order such notice to be given as provided in
Section 305(c) of the Corporations Code. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of Shareholders called by action of the Board of Directors may be held.

         Section 4. Notice of Meeting.

         Notice of meetings, annual or special, shall be given in writing not less than ten (10) nor more than sixty (60) days before the date of the meeting, to Shareholders entitled to vote thereat by the Secretary or the Assistant Secretary, or if there be no such Officer, or in the case of his neglect or refusal, by any Director or Shareholder. Such notices or any reports shall be given personally or by mail or other means of written communication as provided in Section 601 of the Corporations Code and shall be sent to the Shareholder's address appearing on the books of the Corporation, or supplied by him to the Corporation for the purpose of notice. If a Shareholder supplies no address, notice shall be deemed to have been given to him if mailed to the place where the principal executive office of the Corporation, in California, is situated, or published at least once in some newspaper of general circulation in the County of said principal office.

         Such notice shall state the place, date, and hour of the meeting and
(i) in the case of a special meeting the general nature of the business to be transacted, and no other business may be transacted, or (ii) in the case of the annual meeting, those matters which, the Board, at the time of the mailing of the notice, intends to present for action by the Shareholders, but, subject to the provisions of applicable law, any proper matter may be presented at the meeting for such action. The notice of any meeting at which Directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election.

         If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a Director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code, (ii) an amendment of the articles of incorporation, pursuant to Section 902 of that Code, (iii) a reorganization of the Corporation, pursuant to Section 1201 of that Code, (iv) a voluntary dissolution of the Corporation, pursuant to Section 1900 of that Code, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of that Code, the notice shall also state the general nature of that proposal.

         Notice shall be deemed given at the time it is delivered personally or deposited in the mail or sent by other means of written communication. The Officer giving such notice or report shall prepare and file an affidavit or declaration thereof in the corporate minute book.

         If any notice addressed to a Shareholder at the address of that Shareholder appearing on the books of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the Shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the Shareholder on written demand of the Shareholder at the principal executive office of the Corporation for a period of one (1) year from the date of the giving of the notice.

         Section 5. Waiver of Consent to Shareholder Meeting.

         The transactions of any meeting of Shareholders, however called and noticed, shall be valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the Shareholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holding of such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance shall constitute a waiver of notice, unless objection shall be made as provided in Section 60l(e) of the Corporations Code. Provided that if action is proposed to be taken at any meeting for approval of (i) a contract or a transaction in which a Director has a direct or individual financial interest, pursuant to Section 310 of the Corporations Code, (ii) an amendment of the articles of incorporation pursuant to Section 902 of that Code, (iii) a reorganization of the Corporation pursuant to Section 1201 of that Code, (iv) a voluntary dissolution of the Corporation pursuant to Section 1900 of that Code, or (v) a distribution and dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of that Code, then the written waiver of notice shall state the general nature of that proposal, unless there is unanimous Shareholder approval by those entitled to vote.

         Section 6. Adjourned Meeting and Notice Thereof.

         Any Shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum (except as provided in Section 8 of this Article) no other business may be transacted at such meeting.

         It shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement at the meeting at which such adjournment is taken; provided however, when any Shareholders' meeting is adjourned for more than forty-five
(45) days or, if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting.

         Section 7. Shareholders Acting Without A Meeting.

                           A. In General. Unless otherwise provided in the
articles, any action which may be taken at any annual or special meeting of Shareholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the Secretary of the Corporation and shall be maintained in the corporate records.

                           B. Election of Directors. In the case of election of
Directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of Directors; provided however, that a Director may be elected at any time to fill a vacancy on the Board of Directors that has not been filled by the Directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of Directors.

                           C. Notice Requirements. If the consents of all
Shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such Shareholders shall not have been received, the Secretary shall give prompt notice of the corporate action approved by the Shareholders without a meeting. In the case of approval of (i) contracts or transactions in which a Director has a direct or indirect financial interest, pursuant to
Section 310 of the Corporations Code, (ii) indemnification of agents of the Corporation, pursuant to Section 317 of that Code, (iii) a reorganization of the Corporation, pursuant to Section 1201 of that Code, and (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of that Code, the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval.

                           D. Revocation of Consent. Any Shareholder giving a
written consent, or the Shareholder's proxy holders, or a transferee of the shares of a personal representative of the Shareholder or their respective proxy holders, may revoke the consent by a writing received by the Corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the Corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the Corporation.

         Section 8. Quorum.

         The holders of a majority of the shares entitled to vote thereat, present in person, or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by law, by the articles of incorporation, or by these Bylaws. If, however, such majority shall not be present or represented at any meeting of the Shareholders, the Shareholders entitled to vote thereat, present in person, or by proxy, shall have the power to adjourn the meeting from time to time, until the requisite amount of voting shares shall be present. At such adjourned meeting at which the requisite amount of voting shares shall be represented, any business may be transacted which might have been transacted at the meeting as originally notified.

         If a quorum be initially present, the Shareholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken is approved by a majority of the Shareholders required to initially constitute a quorum.

         Section 9. Voting.

         Subject to the provisions of Sections 702 to 704, inclusive, of the Corporations Code (relating to voting shares held by a fiduciary, in the name of a Corporation, or in joint ownership), only persons in whose names shares entitled to vote stand on the stock records of the Corporation on the day fixed by the Board of Directors for the determination of Shareholders of record shall be entitled to vote at such meeting.

         On any matter other than election of Directors, each Shareholder may cast one vote for each share owned of record. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of Directors) shall be the act of the Shareholders, unless the vote of a greater number or voting by classes is required by Corporations Code or by the articles of incorporation.

         At a Shareholders' meeting at which Directors are to be elected, no Shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the Shareholder's shares) unless the candidates' names have been placed in nomination prior to commencement of the voting and a Shareholder has given notice prior to commencement of the voting of the Shareholder's intention to cumulate votes. If any Shareholder has given such a notice, then every Shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that Shareholder's shares are entitled, or distribute the Shareholder's votes on the same principle among any or all of the candidates, as the Shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected.

         Section 10. Record Date for Shareholder Notice, Voting, and Giving Consents.

         For purposes of determining the Shareholders entitled to notice of any meeting or to vote or entitled to give consent to corporate action without a meeting, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any such action without a meeting, and in this event only Shareholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided in the Corporations Code.

         If the Board of Directors does not so fix a record date:

                           (a) The record date for determining Shareholders
entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

                           (b) The record date for determining Shareholders
entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the Board has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board has been taken, shall be at the close of business on the day on which the Board adopts the resolution relating to that action, or the sixtieth day before the date of such other action, whichever is later.

                           (c) The determination of Shareholders entitled to
notice of or to vote at a meeting of Shareholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting. The Board shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set forth for the original meeting.

         Section 11. Proxies.

         Every person entitled to vote for Directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the Corporation. A proxy shall be deemed signed if the Shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, or otherwise) by the Shareholder or the Shareholder's attorney-in-f act. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the Corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Corporation before the vote pursuant to that proxy is counted; provided however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 705(e) and 705(f) of the Corporations Code.

         Section 12. Organization.

         The President, or in the absence of the President, any Vice President, shall call the meeting of the Shareholders to order, and shall act as Chairman of the meeting. In the absence of the President and all of the Vice Presidents, Shareholders shall appoint a Chairman for such meeting. The Secretary of the Corporation shall act as Secretary of all meetings of the Shareholders, but in the absence of the Secretary at any meeting of the Shareholders, the presiding Officer may appoint any person to act as Secretary of the meeting.

         Section 13. Inspectors of Election.

         Before any meeting of Shareholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the Chairman of the meeting may, and on the request of any Shareholder or a Shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more Shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the meeting may, and upon the request of any Shareholder or a Shareholder's proxy shall, appoint a person to fill that vacancy.

         The duties of such inspectors shall be as prescribed by Section 707(b) of the Corporations Code and shall include: determining the number of shares outstanding and the voting power of each; the shares represented at the meeting; the existence of a quorum; the authenticity, validity, and effect of proxies; receiving votes, ballots, or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and doing such acts as may be proper to conduct the election or vote with fairness to all Shareholders. If there are three (3) inspectors of election, the decision, act, or certificate of a majority is effective in all respects as the decision, act, or certificate of all.

                                   ARTICLE III

                              DIRECTORS: MANAGEMENT

         Section 1. Powers.

         Subject to the provisions of the Corporations Code, and any limitations in the articles of incorporation and these Bylaws relating to action required to be approved by the Shareholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

         Each Director shall exercise such powers and otherwise perform such duties in good faith, in the manner such Director believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, using ordinary prudence, as a person in a like position would use under similar circumstances, in accordance with Section 309 of the Corporations Code.

         Section 2. Number and Qualification of Directors.

         The authorized number of Directors shall be three (3) until changed by a duly adopted amendment to this bylaw adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided however, that an amendment reducing the number of Directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote.

         If such authorized number is less than three (3) and if at any time hereafter the number of Shareholders increases, the Shareholders shall amend this Section 2 of Article III of the Bylaws to increase the number of Directors herein authorized as required by Section 212(a) of the Corporations Code, which provides that the Board of Directors shall consist of at least one (1) Director if the Corporation has only one (1) Shareholder, at least two (2) Directors if the Corporation has only two (2) Shareholders, and at least three (3) Directors if the Corporation has three (3) or more Shareholders. The number of Directors herein provided may be changed by amendment adopted by the vote or written assent of Shareholders entitled to' exercise a majority of the voting power. Directors shall be Shareholders of the Corporation.

         Section 3. Election and Tenure of Office.

         The Directors shall be elected by ballot at the annual meeting of the Shareholders, to serve for one (1) year or until their successors are elected and have qualified. Their term of office shall begin immediately after election.

         Section 4. Vacancies.

         Vacancies in the Board of Directors may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote or written consent of the Shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of a majority of the outstanding shares entitled to vote. Each Director so elected shall hold office until the next annual meeting of the Shareholders and until a successor has been elected and qualified.

         A vacancy or vacancies in the Board of Directors shall be deemed to exist in the event of the death, resignation, or removal of any Director, or if the authorized number of Directors is increased, or if the Shareholders fail, at any meeting of Shareholders at which any Director or Directors are elected, to elect the number of Directors to be voted for at that meeting.

         The Shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors, but any such election by written consent other than to fill a vacancy created by removal, shall require the consent of a majority of the outstanding shares entitled to vote.

         Any Director may resign effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a Director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

         No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director's term of office expires.

         Section 5. Removal of Directors.

         The entire Board of Directors or any individual Director may be removed from office as provided by Sections 302, 303, and 304 of the Corporations Code of the State of California. In such case, the remaining Board members may elect a successor Director to fill such vacancy for the remaining unexpired term of the Director so removed.

         Section 6. Place and Manner of Meetings.

         Regular meetings of the Board of Directors may be held at any place within or outside the State of California that has been designated from time to time by resolution of the Board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board shall be held at any place within or outside the State of California that has been designated in the notice of the meeting or, if not stated in the notice or there is no notice, at the principal executive office of the Corporation.

         Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all Directors participating in the meeting can hear one another, and all such Directors shall be deemed to be present in person at the meeting.

         Section 7. Annual Meeting.

         Immediately following each annual meeting of Shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, any desired election of Officers, and the transaction of other business. Notice of this meeting shall not be required.

         Section 8. Other Regular Meetings.

         Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by resolution of the Board of Directors. Such regular meetings may be held without notice.

         Section 9. Special Meetings.

         Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board or the President or any Vice President or the Secretary or any two (2) Directors, or by one (1) Director if only one is provided.

         Notice of the time and place of special meetings shall be delivered personally or by telephone to each Director or sent by first class mail or telegram, charges prepaid, addressed to each Director at that Director's address as it is shown on the records of the Corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally, or by telephone or telegram, it shall be delivered personally, or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director who the person giving the notice has reason to believe, will promptly communicate it to the Director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the Corporation.

         Section 10. Waiver of Notice.

         When all of the Directors are present at any Directors' meeting, however called or noticed, and either (i) sign a written consent thereto on the records of such meeting, or, (ii) if a majority of the Directors are present and if those not present sign a waiver of notice of such meeting or a consent to holding the meeting or an approval of the minutes thereof, whether prior to or after the holding of such meeting, which said waiver, consent or approval shall be filed with the corporate records or made a part of the minutes of the meeting held pursuant thereto, or, (iii) if a Director attends a meeting without notice but without protesting, prior thereto or at its commencement, the lack of notice to him, then the transactions thereof are as valid as if had at a meeting regularly called and noticed.

         Section 11. Sole Director Provided by Articles of Incorporation.

         In the event only one (1) Director is required by the Bylaws or articles of incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the Directors shall be deemed to refer to such notice, waiver, etc., by such sole Director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to a board of directors.

         Section 12. Directors Acting by Unanimous Written Consent.

         Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as if taken by a unanimous vote of Directors, if authorized by a writing signed individually or collectively by all members of the Board. Such consent shall be filed with the regular minutes of the Board.

         Section 13. Quorum.

         A majority of the authorized number of Directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 14 of this Article III; provided however, that such quorum may not be less than two (2) Directors unless the authorized number of Directors is one (1), in which case one (1) Director constitutes a quorum. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, subject to the provisions of Section 310 of the Corporations Code (as to approval of contracts or transactions in which a Director has a direct or indirect material financial interest), Section 311 of that Code (as to appointment of committees) and Section 317(e) of that Code (as to indemnification of Directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

         Section 14. Adjournment.

         A majority of the Directors present, whether or not a quorum is present, may adjourn any Directors' meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place be fixed at the meeting adjourned. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of the adjournment.

         Section 15. Compensation of Directors.

         Directors, as such, shall not receive any stated salary for their services, but by resolution of the Board a fixed sum and expense of attendance, if any, may be allowed for attendance at each regular and special meeting of the Board; provided that nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV

                                   COMMITTEES

         Section 1. Committees of Directors.

         The Board of Directors may, by resolution adopted by a majority of the authorized number of Directors, designate one (1) or more committees, each consisting of two (2) or more Directors, to serve at the pleasure of the Board. The Board may also, by resolution adopted by a majority of the authorized number of Directors, designate one (1) or more Directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Any committee, to the extent provided in the resolution of the Board, shall have all the authority of the Board, except with respect to:

                           (a) The approval of any action which, under the
Corporations Code, also requires Shareholders' approval or approval of the outstanding shares;

                           (b) The filling of vacancies on the Board of
Directors or in any committee;

                           (c) The fixing of compensation of the Directors for
serving on the Board or on any committee;

                           (d) The amendment or repeal of Bylaws or the adoption
of new Bylaws;

                           (e) The amendment or repeal of any resolution of the
Board of Directors which by its express terms is not so amendable or repealable;

                           (f) A distribution to the Shareholders of the
Corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; or

                           (g) The appointment of any other committees of the
Board of Directors or the members of these committees.

         Section 2. Meetings and Action of Committees.

         Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Sections 6 (Place and Manner of Meetings), 8 (Other Regular Meetings), 9 (Special Meetings), 10 (Waiver of Notice), 12 (Directors Acting by Unanimous Written Consent), 13 (Quorum), and 14 (Adjournment), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee; special meetings of committees may also be called by resolution of the Board of Directors; and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

                                    ARTICLE V

                                    OFFICERS

         Section 1. Officers.

         The Officers of the Corporation shall be a President, or Chief Executive Officer, a Secretary, and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one (1) or more Vice Presidents, one (1) or more Assistant Secretaries, one (1) or more Assistant Treasurers, and such other Officers as may be appointed in accordance with the provisions of Section 3 of this Article V. Any number of offices may be held by the same person.

         Section 2. Election.

         The Officers of the Corporation, except such Officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article shall be chosen annually by the Board of Directors, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

         Section 3. Subordinate Officers.

         The Board of Directors may appoint, and may empower the President to appoint, such other Officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

         Section 4. Removal and Resignation of Officers.

         Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting of the Board, or, except in case of an Officer chosen by the Board of Directors, by any Officer upon whom such power of removal may be conferred by the Board of Directors.

         Any Officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the Officer is a party.

         Section 5. Vacancies.

         A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office.

         Section 6. Chairman of the Board.

         The Chairman of the Board, if such an Officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the Bylaws. If there is no President, the Chairman of the Board shall in addition be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 7 of this
Article V.

         Section 7. President/Chief Executive Officer.

         Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an Officer, the President or Chief Executive Officer shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and Officers of the Corporation. He shall preside at all meetings of the Shareholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. He shall be ex officio a member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of president of a Corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

         Section 8. Vice President.

         In the absence or disability of the President, the Vice Presidents, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to, all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws.

         Section 9. Secretary.

         The Secretary shall keep or cause to be kept, at the principal executive office and such other place as the Board may order, a book of minutes of all meetings of Shareholders, the Board, and its committees, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at Board and committee meetings, the number of shares present or represented at Shareholders' meetings, and the proceedings thereof. The Secretary shall keep, or cause to be kept, a copy of the Bylaws of the Corporation at the principal executive office or business office in accordance with Section 213 of the Corporations Code.

         The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent or registrar, if one be appointed, a share register, or a duplicate share register, showing the names of the Shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

         The Secretary shall give, or cause to be given, notice of all the meetings of the Shareholders and of the Board and of any committees thereof required by these Bylaws or by law to be given, shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board.

         Section 10. Chief Financial Officer.

         This Officer shall keep and maintain, or cause to be kept and maintained in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares. The books of account shall at all reasonable times be open to inspection by any Director.

         The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

                                   ARTICLE VI

                          INDEMNIFICATION OF DIRECTORS,
                      OFFICERS, EMPLOYEES AND OTHER AGENTS

         Section 1. Right to Indemnification.

         The Corporation shall, to the maximum extent permitted under the existing or as hereafter amended Corporations Code, and in excess of that otherwise expressly permitted by Section 317 of the Corporations Code, indemnify and hold harmless each of its agents and their successors, heirs, and assigns against any and all personal liability, expenses, judgments, fines, settlements and other amounts (including attorneys' fees) actually and reasonably incurred by the agent in connection with any actual, threatened, or alleged dispute, claim, action, or proceeding, whether civil, criminal, or administrative, arising by reason of the fact any such person is or was an agent of the Corporation; subject only to the limitation set forth in Section 204(a)11 of the Corporations Code that an agent of the Corporation shall be neither indemnified nor held harmless for any acts or omissions or transactions from which a director may not be relieved of liability as set forth in Section 204(a)10 of the Corporations Code, or as to circumstances in which indemnity is expressly prohibited by Section 317 of the Corporations Code.

         Except as provided in Section 2 of this Article VI with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such agent seeking indemnification in connection with a proceeding (or part thereof) initiated by such agent only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article VI shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Corporations Code so requires, the payment of such expenses incurred by an agent in such agent's capacity as an agent in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such agent, to repay all amounts so advanced if it shall ultimately be determined that such agent is not entitled to be indemnified under this Article VI or otherwise.

         For purposes of this Article VI, an "agent" of the Corporation includes any person who is or was a director, officer, employee, or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

         Section 2. Right of Claimant to Bring Suit.

         If a claim under Section 1 of this Article VI is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claims and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Corporations Code for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the claimant has met the applicable standard of conduct set forth in the Corporations Code, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         Section 3. Non-Exclusivity of Rights.

         The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the articles of incorporation, by-law, agreement, vote of shareholders or disinterested directors, opinion of independent legal counsel, or otherwise. The rights to indemnity set forth in this Article VI shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

         Section 4. Insurance.

         In order to meet any of its obligations under this Section the Corporation may purchase and maintain insurance on behalf of any agent of the Corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not this Corporation would have the power to indemnify the agent against that liability under the provisions of this Article.

                                   ARTICLE VII

                            PAYMENTS OR LOANS MADE TO
                     OFFICERS, DIRECTORS OR OTHER EMPLOYEES

         Section 1. Authority to Loan.

         The Corporation shall not authorize any loan of money or property to or guarantee the obligation of any Officer, Director or employee of the Corporation except in accordance with the provisions of Section 315 of the Corporations Code. Any transaction which does not meet the requirements of Section 315 shall be subject to Section 316 of the Corporations Code.

         Section 2. Reimbursement to Corporation of Amounts Disallowed by Internal Revenue Service.

         Any payments heretofore or hereafter made to or for a Shareholder, Director, Officer or other employee of the Corporation such as salary, commission, bonus, interest, rent, loans, advances, entertainment expense incurred by him, or any other expenses deemed personal rather than corporate, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service or Franchise Tax Board, shall be reimbursed by such person to the Corporation to the full extent of such disallowance.

         Section 3. Duty to Enforce Payment.

         It shall be the duty of the Directors, as a Board, to enforce payment of each such amount loaned or disallowed. In lieu of payment by such person, subject to the determination of the Directors, proportionate amounts may be withheld from his future compensation payments until the amount owed to the Corporation has been recovered.

                                  ARTICLE VIII

                          CORPORATE RECORDS AND REPORTS

         Section 1. Records.

         The Corporation shall maintain, in accordance with generally accepted accounting principles, adequate and correct accounts, books and records of its business and properties and shall maintain minutes of the proceedings of the Shareholders and the Board of Directors. All of such books, records and accounts shall be kept at its principal executive office in the State of California, as fixed by the Board of Directors from time to time.

         Section 2. Inspection of Books and Records.

         All books and records provided for in Section 1500 of the Corporations Code shall be open to inspection of the Directors and Shareholders from time to time and in the manner provided in Sections 1600 through 1602 of that Code.

         Section 3. Certification and Inspection of Bylaws.

         The original or a copy of these Bylaws, as amended or otherwise altered to date, certified by the Secretary, shall be kept at the Corporation's principal executive office and shall be open to inspection by the Shareholders of the Corporation, at all reasonable times during office hours, as provided in
Section 213 of the Corporations Code.

         Section 4. Checks, Drafts, Etc.

         All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors.

         Section 5. Authority to Execute Contracts.

         The Board of Directors, except as in the Bylaws otherwise provided, may authorize any Officer or Officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors, no Officer, agent or employee shall have any power or authority to bind the Corporation by any contract or agreement, or to pledge its credit, or to render it liable for any purpose or to any amount, except as provided in Section 313 of the Corporations Code.

         Section 6. Annual Report to Shareholders.

         The annual report to Shareholders referred to in Section 1501 of the Corporations Code is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the Board of Directors from issuing annual or other periodic reports to the Shareholders of the Corporation as they consider appropriate.

         Section 7. Financial Statements.

         A copy of any annual financial statement and any income statement of the Corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept on file in the principal executive office of the Corporation for twelve (12) months and each such statement shall be exhibited at all reasonable times to any Shareholder demanding an examination of any such statement or a copy shall be mailed to any such Shareholder.

         The Shareholders shall have such rights to review the financial statements of the Corporation at the principal executive office of the Corporation at reasonable times or to receive a copy of such statements, as provided in Section 1501(c) through (e) of the Corporations Code.

         The quarterly income statements and balance sheets referred to in this Section shall be accompanied by the report, if any, of any independent accountants engaged by the Corporation or the certificate of an authorized Officer of the Corporation that the financial statements were prepared without audit from the books and records of the Corporation.

         Section 8. Annual Statement of General Information.

         Within ninety (90) days after the date of incorporation and annually thereafter, the Officers of this Corporation shall prepare and file with the California Secretary of State a statement setting forth the information as requested by and in compliance with Section 1502 of the Corporations Code.

                                   ARTICLE IX

                       CERTIFICATES AND TRANSFER OF SHARES

         Section 1. Certificates for Shares.

         Certificates for shares shall be of such form and device as the Board of Directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; and shall state in a conspicuous manner, the rights, privileges and restrictions, if any; provisions for redemption or conversion, if any; liens or restrictions upon transfer or voting, if any; and if the shares are assessable or, if assessments are collectible by personal action.

         Every certificate for shares must be signed by the President or a Vice President and the Secretary or an Assistant Secretary or must be authenticated by facsimiles of the signatures of the President and Secretary or by a facsimile of the signature of its President and the written signature of its Secretary or an Assistant Secretary. Before it becomes effective every certificate for shares authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk and must be registered by an incorporated bank or trust company, either domestic or foreign, as registrar of transfers.

         Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board may provide; provided however, that on any certificate issued to represent any partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.

         Section 2. Transfer on the Books.

         Upon surrender to the Secretary or transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         Section 3. Lost Certificates.

         Except as provided in this Section, no new certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Board of Directors may, in case any share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the Board may require, including provision for indemnification of the Corporation secured by a bond or other adequate security sufficient to protect the Corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.

         Section 4. Transfer Agents and Registrars.

         The Board of Directors may appoint one (1) or more transfer agents or transfer clerks, and one or more registrars, which shall be an incorporated bank or trust company, either domestic or foreign, who shall be appointed at such times and places as the requirements of the Corporation may necessitate and the Board of Directors may designate.

         Section 5. Closing Stock Transfer Books.

         In order that the Corporation may determine the Shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the Board may fix, in advance, a record date, in accordance with Section 10 of Article II of these Bylaws.

         Section 6. Legend Condition.

         In the event any shares of this Corporation are issued pursuant to a permit or exemption therefrom requiring the imposition of a legend condition the person or persons issuing or transferring said shares shall make sure said legend appears on the certificate and on the stub relating thereto in the stock record book and shall not be required to transfer any shares free of such legend unless an amendment to such permit or a new permit be first issued so authorizing such a deletion.

                                    ARTICLE X

                              AMENDMENTS TO BYLAWS

         Section 1. By Shareholders.

         New Bylaws may be adopted or these Bylaws may be repealed or amended at the annual meeting, or at any other meeting of the Shareholders called for that purpose, by a vote of Shareholders entitled to exercise a majority of the voting power of the Corporation, or by written assent of such Shareholders.

         Section 2. Powers of Directors.

         Subject to the right of the Shareholders to adopt, amend or repeal Bylaws, as provided in Section 1 of this Article X, and the limitations of
Section 204(a)(5) and Section 212, the Board of Directors may adopt, amend or repeal any of these Bylaws other than a bylaw or amendment thereof changing the authorized number of Directors.

         Section 3. Record of Amendments.

         Whenever an amendment or new bylaw is adopted, it shall be copied in the book of Bylaws with the original Bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in said book.

                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 1. Construction and Definitions.

         Unless the context otherwise requires, the general provisions, rules of construction, and definitions contained in the General Provisions of the California Corporations Code and in the Corporations Code shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a Corporation and a natural person.

         Section 2. Representation of Shares of Other Corporations.

         The President, Chairman of the Board, or any other Officer or Officers authorized by the Board or the President are each authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other Corporation or corporations standing in the name of the Corporation. The authority herein granted may be exercised either by any such Officer in person or by any other person authorized so to do by proxy or power of attorney duly executed by said Officer.

         Section 3. Seal.

         The corporate seal shall be circular in form, and shall have inscribed thereon the name of the Corporation, the date of its incorporation, and the word "California".